UNITED STATES
SECURITIES & EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C
(RULE 14C-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[  ] Preliminary Information Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-5(d) (1))

[X] Definitive Information Statement

EPOD SOLAR INC.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: Not Applicable
	(2)	Aggregate number of securities to which transaction applies: Not Applicable
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Not Applicable
	(4)	Proposed maximum aggregate value of transaction: Not Applicable
	(5)	Total fee paid: Not Applicable

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by the Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing:

Amount Previously Paid: Not Applicable
Form, Schedule or Registration Statement No.: Not Applicable
Filing Party: Not Applicable
Date Filed: Not Applicable

EPOD SOLAR INC.
950 John Daly Blvd., Suite 260,
Daly City, CA 94015
July 6, 2011

Dear Stockholder:

This Information Statement is furnished to holders of shares of common stock, par value $.001 per share (the "Common Stock"), of EPOD Solar Inc. (the "Company") and is being mailed on July 6, 2011. Our Board of Directors approved on June 15, 2011, and recommended the approval by our stockholders, of the following corporate actions (“Corporate Actions”):

1.	To approve an amendment to the Company’s Articles of Incorporation by changing the name of the Company from “EPOD Solar Inc.” to “ Hybrid Coating Technologies Inc.” (the “Name Change”); and

2.	To approve the adoption of the Company’s 2011 Stock Incentive Plan (“2011 Plan”).

Certain of our stockholders, holding a majority of our issued and outstanding shares of Common Stock on June 16, 2011 ( the “record date”), approved the Corporate Actions by written consent in lieu of a special meeting of stockholders.

As a matter of regulatory compliance, we are sending to you this Information Statement which describes the purpose and provisions of the contemplated Corporate Actions.

For the Board of Directors of
EPOD SOLAR INC.

By: /s/ Joseph Kristul
Joseph Kristul
President and CEO

EPOD SOLAR INC.
950 John Daly Blvd., Suite 260,
Daly City, CA 94015
July 6, 2011

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULE 14C-2 THEREUNDER

NO VOTE OR OTHER ACTION OF THE COMPANY'S STOCKHOLDERS IS
REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL

We are sending you this Information Statement to inform you of the adoption of the Corporate Actions amendment to the Company's Articles of Incorporation (the "Amendment"), on June 17, 2011, by a vote of a majority of the stockholders of the Company's issued and outstanding common stock ("Common Stock"). The purpose of this Information Statement is to provide notice that the Company’s majority stockholders, holding 50.27% of the issued and outstanding shares of common stock of the Company as of June 16, 2011 (the “Record Date”) have approved the following corporate actions (the “Corporate Actions”):

1.	To approve an amendment to the Company’s Articles of Incorporation by changing the name of the Company from “EPOD Solar Inc.” to “Hybrid Coating Technologies Inc.” (the “Name Change”); and

2.	To approve the Company’s 2011 Stock Incentive Plan (“2011 Plan”).

The written consent of the majority of stockholders of Company is attached hereto as Exhibit A, the Certificate of Amendment to the Company’s Articles of Incorporation is attached hereto as Exhibit B and the 2011 Plan is attached hereto as Exhibit C.

The adoption of the foregoing Corporate Actions will become effective 20 calendar days after the mailing of this Information Statement. The Board of Directors is not soliciting your proxy in connection with the adoption of these Corporate Actions and proxies are not being requested from stockholders.

The Company is distributing this Information Statement to its stockholders in full satisfaction of any notice requirements it may have under the Nevada Revised Statutes. No additional action will be undertaken by the Company with respect to the receipt of written consents, and no dissenters' rights with respect to the receipt of the written consents, and no dissenters' rights under the Nevada Revised Statutes are afforded to the Company's stockholders as a result of the adoption of these Corporate Actions.

Expenses in connection with the distribution of this Information Statement, will be paid by the Company.

VOTE REQUIRED; MANNER OF APPROVAL

Approval to amend and restate the current Articles of Incorporation of the Company under the Nevada Revised Statutes ("NRS") requires the affirmative vote of the holders of a majority of the voting power of the Company. The Company has no class of voting stock outstanding other than the Common Stock.

Section 78.320 of the NRS provides, in substance, that, unless the Company's Articles of Incorporation provides otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding voting stock holding not less than the minimum number of votes that would be necessary to approve such action at a stockholders meeting. Under the applicable provisions of the NRS, this action is effective when written consents from holders of record of a majority of the outstanding shares of voting stock are executed and delivered to the Company.

In accordance with the NRS, the affirmative vote on the Corporate Actions of at least a majority of the outstanding shares has been obtained. As a result, no vote or proxy is required by the stockholders to approve the Corporate Actions.

Under Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), the Corporate Actions cannot take effect until 20 days after this Information Statement is sent to the Company's stockholders. As mentioned earlier, the Company expects to effect the Name Change by filing a Certificate of Amendment with the Nevada Secretary of State which is anticipated to be on or about July 27, 2011, approximately twenty (20) days after the Mailing Date.

OTHER INFORMATION REGARDING THE COMPANY

As of the record date, there were 5,502,931 shares of our Common Stock issued and outstanding. The Common Stock constitutes the sole class of our voting securities. Each share of Common Stock entitles the holder thereof to one vote on all matters submitted to stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of the Company’s common stock owned beneficially as of the Record Date by: (i) each person (including any group) known by the Company to own more than five percent (5%) of any class of its voting securities, (ii) each of the Company’s directors and each of its named executive officers, and (iii) officers and directors as a group. Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares shown.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Common Stock
DIRECTORS AND OFFICERS
Common Stock	Joseph Kristul Director CEO, President	500,000(1) Direct	9.09%
Common Stock	Darin Nellis Secretary	113,000 Direct	2.05%
Common Stock	Alex Trossman Director	62, 500 Direct	1.14%
Common Stock	All Officers and Directors as a Group (3 persons)	675,500	12.28%

Notes

(1) Represents 400,000 shares owned by Joseph Kristul and 100,000 shares owned by his wife, Maria Kristul.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The table below sets forth all compensation awarded to, paid to or earned by the Registrant’s President, Chief Executive Officer and Chief Financial Officer for the fiscal year of the Company indicated.

						Nonequity	Nonqualified
Name and						Incentive	Deferred	All
Principal				Stock	Option	Plan	Compensation	Other
Position	Year	Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
		($)	($)	($)	($)	($)	($)	($)	($)

Joseph Kristul (1) Director, President, Chief Executive Officer and Chief Financial Officer	2010	$64,000	0	0	0	0	0	0	0
Michael Matvieshen (2) President, Chief Executive Officer and Chief Financial Officer	2010	0	0	0	0	0	0	0	0
Satpal Sidhu President (3)	2010	0	0	0	0	0	0	0	0

(1)	From September-December 2010, Mr. Kristul received an amount of $64,000 as salary.

(2)	Mr. Matvieshen resigned as Chief Executive Officer and Chief Financial Officer of the Company on August 30, 2010.

(3)	Mr. Sidhu resigned as President of the Company on August 30, 2010.

Compensation of Executive Officers

Mr Kristul receives a salary of $192,000 per annum. For the period ended December 31, 2010 he received an amount of $64,000.

Compensation of Directors

The Company has not compensated our directors for service on the board of directors.

Employment Agreements

The Company has not entered into any employment agreements with our executive officers or other employees to date.

Long-Term Incentive Plans

The Company currently has no long-term incentive plans.

Stock Option Plans

The Company currently has no stock option or other equity incentive plans.

Grants of Plan-Based Awards

No plan-based awards were granted to any of our named executive officers during the fiscal year ended December 31, 2010 or since December 31, 2010.

Outstanding Equity Awards at Fiscal Year End

No unexercised options or warrants were held by any of our named executive officers at December 31, 2010. No equity awards were made during the fiscal year ended December 31, 2010 or since December 31, 2010.

Option Exercises and Stock Vested

No options to purchase our capital stock were exercised by any of our named executive officers, nor was any restricted stock held by such executive officers vested during the fiscal year ended December 31, 2010.

Pension Benefits

No named executive officers received or held pension benefits during the fiscal year ended December 31, 2010 or since December 31, 2010.

Nonqualified Deferred Compensation

No nonqualified deferred compensation was offered or issued to any named executive officer during the fiscal year ended December 31, 2010 or since December 31, 2010.

PROPOSAL NUMBER ONE

AMENDMENT TO ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO “HYBRID COATING TECHNOLOGIES INC.”

Reasons for the Name Change

Our stockholders holding a majority of our outstanding shares have consented in writing to change our name from “EPOD Solar Inc.” to “Hybrid Coating Technologies Inc.” (the “Name Change”). This name change had been previously approved by our Board of Directors. The Company believes that the new name, Hybrid Coating Technologies Inc., will more accurately reflect our current business activities and will promote public recognition and more accurately reflect our products and business focus.

Effectiveness of the Name Change

As of the Record Date, stockholders holding an aggregate of 2,766,250 shares, representing 50.27% of the outstanding shares of the Company’s common stock, executed a written consent authorizing and approving the Name Change. A Certificate of Amendment to the Company’s Articles of Incorporation is expected to be filed with the Nevada Secretary of State with respect to the Name Change twenty (20) days after the Mailing Date.. Further, once the Name Change is approved, the Company will promptly thereafter change its OTC Bulletin Board trading symbol. The Company’s new OTC Bulletin Board trading symbol will be determined at the time the Name Change becomes effective.

The Name Change will not have any effect on the rights of the existing shareholders of the Company. The Name Change will not affect the validity or transferability of currently outstanding stock certificates, and shareholders will not be requested to surrender for exchange any stock certificates they hold. However, pursuant to the written consent resolutions executed by the Company’s majority stockholder and Section 78.390 of the Nevada Revised Statutes, the Company’s Board of Directors reserves the right to abandon the Name Change at any time prior to the Effective Date if they deem it appropriate to do so.

No Appraisal Rights

Under Nevada law, the Company’s stockholders are not entitled to appraisal rights with respect to the Name Change.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

PROPOSAL NUMBER TWO

APPROVAL AND ADOPTION OF
THE 2011 STOCK INCENTIVE PLAN

General

On June 15, 2011, the Company’s Board of Directors established the 2011 Stock Incentive Plan expiring on June 15, 2016 (the “2011 Plan”).

The Company’s Board of Directors has determined that it would be in the best interests of the Company to adopt and approve a new long-term stock incentive plan which will facilitate the continued use of long-term equity-based incentives and rewards for the foreseeable future. The Company expects equity-based incentives to comprise an important part of the compensation packages needed to attract qualified executives, key employees, directors and consultants to the Company and in providing long-term incentives and rewards to those individuals responsible for the Company’s success. Accordingly, the Company’s Board of Directors approved the 2011 Plan. Pursuant to Section 78.320(2) of the Nevada Revised Statutes and the Company’s Bylaws, the written consent of stockholders holding at least a majority of the voting power may adopt a corporate action by written consent in lieu of holding a special meeting of stockholders.

The 2011 Plan is expected to ensure that the Company will have a sufficient number of long-term equity-based incentives and rewards to issue to its future employees as well as to help ensure, to the extent possible, the tax deductibility by the Company of awards under the 2011 Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986 (the “Code”). The Code, among other things, provides certain tax advantages to persons granted stock options under a qualifying “incentive stock option plan.” The adoption of the 2011 Plan will allow option holders to take advantage of the favorable tax attributes associated with such options that may be granted under the 2011 Plan.

The material terms of the 2011 Plan are summarized below. The summary is qualified in its entirety by reference to the specific provisions of the 2011 Plan, the full text of which is set forth as Exhibit C to this Information Statement.

Purpose

The purpose of the 2011 Plan is to enhance the long-term stockholder value of the Company by offering opportunities to its directors, officers, employees and eligible consultants and any entity that directly or indirectly is in control of or is controlled by the Company (a “Related Company”) to acquire and maintain stock ownership in the Company in order to give these persons the opportunity to participate in the Company’s growth and success, and to encourage them to remain in the Company or a Related Company.

2011 Plan

Under the Plan, the Company may grant certain employees both incentive and non-qualified options to purchase shares of common stock. The Plan is authorized to grant options covering up to seven hundred thousand (700,000) shares.

Effective Time

All the Actions described above automatically will be effective, and may be implemented by the Company, 20 days after the date that this Information Statement is mailed to the stockholders of the Company.

INTEREST OF CERTAIN PERSONS IN OR IN OPPOSITION TO THE MATTERS TO BE ACTED UPON

No director, executive officer, associate of any officer or director or executive officer, or any other person has any interest, direct or indirect, by security holdings or otherwise, in the amendment to the Certificate of Incorporation referenced herein which is not shared by the majority of the stockholders.

OTHER MATTERS

If you and others who share your mailing address own Common Stock in street name, meaning through bank or brokerage accounts, you may have received a notice that your household will receive only one annual report and proxy statement from each company whose stock is held in such accounts. This practice, known as "householding" is designed to reduce the volume of duplicate information and reduce printing and postage costs. Unless you responded that you did not want to participate in householding, you were deemed to have consented to it, and a single copy of this Information Statement has been sent to your address. Each stockholder will continue to receive a separate notice.

If you would like to receive an individual copy of this Information Statement, we will promptly send a copy to you upon request by mail to the Company at 950 John Daly Blvd., Suite 260, Daly City, CA 94015, or by calling (650) 491-3449. This document is also available in digital form for download or review by visiting the website of the Securities and Exchange Commission at www.sec.gov.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). Copies of these reports, proxy statements and other information can be obtained at the SEC's public reference facilities at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C., 20549. Additionally, these filings may be viewed at the SEC's website at http://www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Exchange Act of 1934, as amended, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

BY ORDER OF THE BOARD OF DIRECTORS

EPOD SOLAR INC.

By: /s/ Joseph Kristul
Joseph Krisul
President and CEO

EXHIBIT A

WRITTEN CONSENT OF THE STOCKHOLDERS

OF

EPOD SOLAR INC.

a Nevada Corporation

IN LIEU OF A SPECIAL MEETING OF STOCKHOLDERS

The undersigned, constituting the holders of more than fifty percent (50%) of the outstanding common stock, $0.001 par value per share (the “Common Stock”) (collectively, the "Stockholders") of EPOD Solar Inc., a Nevada corporation (the "Corporation"), acting pursuant to the authority granted by Sections 78.320 and 78.390 of the Nevada Revised Statutes (the “Corporations Law”) and Section 8 of the By-Laws of the Corporation, and pursuant to the Corporation’s Articles of Incorporation, do hereby adopt the following resolutions by written consent as of June 17 , 2011.

INCREASE IN AUTHORIZED CAPITAL STOCK

WHEREAS, the Board of Directors of the Corporation has considered and unanimously approved the Corporation’s name change to Hybrid Coating Technologies Inc. (the “Name Change”); and

WHEREAS, the Board of Directors of the Corporation has considered and unanimously approved the adoption of the Corporation’s 2011 Plan.

NOW, THEREFORE, BE IT VOTED BY THE UNDERSIGNED, that the Name Change and 2011 Plan are hereby ratified, adopted and approved by the undersigned; and

BE IT FURTHER VOTED BY THE UNDERSIGNED, that the officers of the Corporation are hereby authorized and approved to take all actions deemed necessary or desirable by them, or each acting alone, to effect the Name Change and adoption of the 2011 Plan.

AMENDMENT TO THE
ARTICLES OF INCORPORATION

WHEREAS, it is deemed by the Board of Directors to be in the best interests of the Corporation and its stockholders that the Articles of Incorporation be amended and the that amendment is necessary to effect the Name Change;

WHEREAS, the Board of Directors has considered and unanimously approved the proposed form of Certificate of Amendment to the Articles of Incorporation substantially in the form of that attached hereto as Exhibit B (the “Amendment”);

NOW, THEREFORE, BE IT VOTED BY THE UNDERSIGNED, that the form of the Amendment be and hereby is ratified, adopted and approved by the undersigned; and

BE IT FURTHER VOTED BY THE UNDERSIGNED, that the officers of the Corporation are hereby authorized and approved to take all actions deemed necessary or desirable by them, or each acting alone, to cause the Corporation to effect the Name Change and to duly file the Amendment in the State of Nevada, with any changes or modifications the officers of the Corporation may deem necessary or desirable.

[SIGNATURE PAGE FOLLOWS]

This Written Consent shall be added to the corporate records of the Corporation and made a part thereof, and the votes set forth below shall have the same force and effect as if adopted at a meeting duly noticed and held.

This Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Written Consent as of the date of the final signature hereto.

This Written Consent may be revoked by the undersigned at any time prior to the time upon which written consents of the number of shares required to authorize the above proposed action have been filed with the Secretary of the Corporation.

By: /s/ Kim Campbell
Name: Kim Campbell
Common Stock Stockholder
Dated: June 17, 2011
Number of Shares Voted:   75,000

CERTIFICATE OF VOTING CONTROL

I, Kim Campbell, the above executing Stockholder, do hereby represent, warrant and certify to the Corporation, that I have the sole and full right, power and authority, to exercise sole voting, investment and control over the shares of Common Stock of the Corporation so voted by me, acting alone, in the foregoing Written Consent.

By: /s/ Kim Campbell
Name: Kim Campbell
Common Stock Stockholder
Dated: June 17, 2011
Number of Shares Voted:   75,000

This Written Consent may be revoked by the undersigned at any time prior to the time upon which written consents of the number of shares required to authorize the above proposed action have been filed with the Secretary of the Corporation.

By: /s/Papken Der Torossian
Name: Papken Der Torossian
Common Stock Stockholder
Dated: June 17, 2011
Number of Shares Voted: _89,300

CERTIFICATE OF VOTING CONTROL

I, Papken Der Torossian, the above executing Stockholder, do hereby represent, warrant and certify to the Corporation, that I have the sole and full right, power and authority, to exercise sole voting, investment and control over the shares of Common Stock of the Corporation so voted by me, acting alone, in the foregoing Written Consent.

By: /s/Papken Der Torossian
Name: Papken Der Torossian
Common Stock Stockholder
Dated: June 17, 2011
Number of Shares Voted: _89,300

This Written Consent may be revoked by the undersigned at any time prior to the time upon which written consents of the number of shares required to authorize the above proposed action have been filed with the Secretary of the Corporation.

By: /s/ Phil Favelukis
Name: Phil Favelukis
Common Stock Stockholder
Dated: June 17, 2011
Number of Shares Voted: 161,000

CERTIFICATE OF VOTING CONTROL

I, _ Phil Favelukis, the above executing Stockholder, do hereby represent, warrant and certify to the Corporation, that I have the sole and full right, power and authority, to exercise sole voting, investment and control over the shares of Common Stock of the Corporation so voted by me, acting alone, in the foregoing Written Consent.

By: /s/ Phil Favelukis
Name: Phil Favelukis
Common Stock Stockholder
Dated: June 17, 2011
Number of Shares Voted: 161,000

This Written Consent may be revoked by the undersigned at any time prior to the time upon which written consents of the number of shares required to authorize the above proposed action have been filed with the Secretary of the Corporation.

By: /s/ Oleg Figovsky
Name: Oleg Figovsky
Common Stock Stockholder
Dated: June 17, 2011
Number of Shares Voted: 100,000

CERTIFICATE OF VOTING CONTROL

I, Oleg Figovsky, the above executing Stockholder, do hereby represent, warrant and certify to the Corporation, that I have the sole and full right, power and authority, to exercise sole voting, investment and control over the shares of Common Stock of the Corporation so voted by me, acting alone, in the foregoing Written Consent.

By: /s/ Oleg Figovsky
Name: Oleg Figovsky
Common Stock Stockholder
Dated: June 17, 2011
Number of Shares Voted: 100,000

This Written Consent may be revoked by the undersigned at any time prior to the time upon which written consents of the number of shares required to authorize the above proposed action have been filed with the Secretary of the Corporation.

By: /s/Guardian Universal Capital Inc.
Name: Guardian Universal Capital Inc.
Common Stock Stockholder
Dated: June 17, 2011
Number of Shares Voted: 62,500

CERTIFICATE OF VOTING CONTROL

I, Guardian Universal Capital Inc., the above executing Stockholder, do hereby represent, warrant and certify to the Corporation, that I have the sole and full right, power and authority, to exercise sole voting, investment and control over the shares of Common Stock of the Corporation so voted by me, acting alone, in the foregoing Written Consent.

By: /s/Guardian Universal Capital Inc.
Name: Guardian Universal Capital Inc.
Common Stock Stockholder
Dated: June 17, 2011
Number of Shares Voted: 62,500

This Written Consent may be revoked by the undersigned at any time prior to the time upon which written consents of the number of shares required to authorize the above proposed action have been filed with the Secretary of the Corporation.

By: /s/ Peter Gulko
Name: _Peter Gulko
Common Stock Stockholder
Dated: June 17, 2011
Number of Shares Voted: 200,000

CERTIFICATE OF VOTING CONTROL

I, Peter Gulko , the above executing Stockholder, do hereby represent, warrant and certify to the Corporation, that I have the sole and full right, power and authority, to exercise sole voting, investment and control over the shares of Common Stock of the Corporation so voted by me, acting alone, in the foregoing Written Consent.

By: /s/ Peter Gulko
Name: _Peter Gulko
Common Stock Stockholder
Dated: June 17, 2011
Number of Shares Voted: 200,000

This Written Consent may be revoked by the undersigned at any time prior to the time upon which written consents of the number of shares required to authorize the above proposed action have been filed with the Secretary of the Corporation.

By: /s/ Boris Khersonski
Name: Boris Khersonski
Common Stock Stockholder
Dated: June 17, 2011
Number of Shares Voted: 60,000

CERTIFICATE OF VOTING CONTROL

I, Boris Khersonski, the above executing Stockholder, do hereby represent, warrant and certify to the Corporation, that I have the sole and full right, power and authority, to exercise sole voting, investment and control over the shares of Common Stock of the Corporation so voted by me, acting alone, in the foregoing Written Consent.

By: /s/ Boris Khersonski
Name: Boris Khersonski
Common Stock Stockholder
Dated: June 17, 2011
Number of Shares Voted: 60,000

This Written Consent may be revoked by the undersigned at any time prior to the time upon which written consents of the number of shares required to authorize the above proposed action have been filed with the Secretary of the Corporation.

By: /s/ Gene Kristul
Name: Gene Kristul
Common Stock Stockholder
Dated: June 17, 2011
Number of Shares Voted: 168,750

CERTIFICATE OF VOTING CONTROL

I, Gene Kristul, the above executing Stockholder, do hereby represent, warrant and certify to the Corporation, that I have the sole and full right, power and authority, to exercise sole voting, investment and control over the shares of Common Stock of the Corporation so voted by me, acting alone, in the foregoing Written Consent.

By: /s/ Gene Kristul
Name: Gene Kristul
Common Stock Stockholder
Dated: June 17, 2011
Number of Shares Voted: 168,750

This Written Consent may be revoked by the undersigned at any time prior to the time upon which written consents of the number of shares required to authorize the above proposed action have been filed with the Secretary of the Corporation.

By: /s/ Joseph Kristul
Name: Joseph Kristul
Common Stock Stockholder
Dated: June 17, 2011
Number of Shares Voted: 400,000

CERTIFICATE OF VOTING CONTROL

I, Joseph Kristul, the above executing Stockholder, do hereby represent, warrant and certify to the Corporation, that I have the sole and full right, power and authority, to exercise sole voting, investment and control over the shares of Common Stock of the Corporation so voted by me, acting alone, in the foregoing Written Consent.

By: /s/ Joseph Kristul
Name: Joseph Kristul
Common Stock Stockholder
Dated: June 17, 2011
Number of Shares Voted: 400,000

This Written Consent may be revoked by the undersigned at any time prior to the time upon which written consents of the number of shares required to authorize the above proposed action have been filed with the Secretary of the Corporation.

By: /s/ Maria Kristul
Name: Maria Kristul
Common Stock Stockholder
Dated: June 17, 2011
Number of Shares Voted: 100,000

CERTIFICATE OF VOTING CONTROL

I, Maria Kristul, the above executing Stockholder, do hereby represent, warrant and certify to the Corporation, that I have the sole and full right, power and authority, to exercise sole voting, investment and control over the shares of Common Stock of the Corporation so voted by me, acting alone, in the foregoing Written Consent.

By: /s/ Maria Kristul
Name: Maria Kristul
Common Stock Stockholder
Dated: June 17, 2011
Number of Shares Voted: 100,000

This Written Consent may be revoked by the undersigned at any time prior to the time upon which written consents of the number of shares required to authorize the above proposed action have been filed with the Secretary of the Corporation.

By: /s/ Irina Lyapis
Name: Irina Lyapis
Common Stock Stockholder
Dated: June 17, 2011
Number of Shares Voted: 100,000

CERTIFICATE OF VOTING CONTROL

I, Irina Lyapis, the above executing Stockholder, do hereby represent, warrant and certify to the Corporation, that I have the sole and full right, power and authority, to exercise sole voting, investment and control over the shares of Common Stock of the Corporation so voted by me, acting alone, in the foregoing Written Consent.

By: /s/ Irina Lyapis
Name: Irina Lyapis
Common Stock Stockholder
Dated: June 17, 2011
Number of Shares Voted: 100,000

This Written Consent may be revoked by the undersigned at any time prior to the time upon which written consents of the number of shares required to authorize the above proposed action have been filed with the Secretary of the Corporation.

By: /s/ M 124 BC Ltd.
Name: M 124 BC Ltd.
Common Stock Stockholder
Dated: June 17, 2011
Number of Shares Voted: 18,750

CERTIFICATE OF VOTING CONTROL

I, M 124 BC Ltd., the above executing Stockholder, do hereby represent, warrant and certify to the Corporation, that I have the sole and full right, power and authority, to exercise sole voting, investment and control over the shares of Common Stock of the Corporation so voted by me, acting alone, in the foregoing Written Consent.

By: /s/ M 124 BC Ltd.
Name: M 124 BC Ltd.
Common Stock Stockholder
Dated: June 17, 2011
Number of Shares Voted: 18,750

This Written Consent may be revoked by the undersigned at any time prior to the time upon which written consents of the number of shares required to authorize the above proposed action have been filed with the Secretary of the Corporation.

By: /s/ Darin Nellis
Name: Darin Nellis
Common Stock Stockholder
Dated: June 17, 2011
Number of Shares Voted: 113,000

CERTIFICATE OF VOTING CONTROL

I, Darin Nellis, the above executing Stockholder, do hereby represent, warrant and certify to the Corporation, that I have the sole and full right, power and authority, to exercise sole voting, investment and control over the shares of Common Stock of the Corporation so voted by me, acting alone, in the foregoing Written Consent.

By: /s/ Darin Nellis
Name: Darin Nellis
Common Stock Stockholder
Dated: June 17, 2011
Number of Shares Voted: 113,000

This Written Consent may be revoked by the undersigned at any time prior to the time upon which written consents of the number of shares required to authorize the above proposed action have been filed with the Secretary of the Corporation.

By: /s/ Richard Raskin Name: Richard Raskin Common Stock Stockholder Dated: June 17, 2011 Number of Shares Voted: 120,000

CERTIFICATE OF VOTING CONTROL

I, Richard Raskin, the above executing Stockholder, do hereby represent, warrant and certify to the Corporation, that I have the sole and full right, power and authority, to exercise sole voting, investment and control over the shares of Common Stock of the Corporation so voted by me, acting alone, in the foregoing Written Consent.

By: /s/ Richard Raskin
Name: Richard Raskin
Common Stock Stockholder
Dated: June 17, 2011
Number of Shares Voted: 120,000

This Written Consent may be revoked by the undersigned at any time prior to the time upon which written consents of the number of shares required to authorize the above proposed action have been filed with the Secretary of the Corporation.

By: /s/ Israel and Eugenia Salin
Name: Israel and Eugenia Salin
Common Stock Stockholder
Dated: June 17, 2011
Number of Shares Voted: 90,000

CERTIFICATE OF VOTING CONTROL

I, Israel and Eugenia Salin, the above executing Stockholder, do hereby represent, warrant and certify to the Corporation, that I have the sole and full right, power and authority, to exercise sole voting, investment and control over the shares of Common Stock of the Corporation so voted by me, acting alone, in the foregoing Written Consent.

By: /s/ Israel and Eugenia Salin
Name: Israel and Eugenia Salin
Common Stock Stockholder
Dated: June 17, 2011
Number of Shares Voted: 90,000

This Written Consent may be revoked by the undersigned at any time prior to the time upon which written consents of the number of shares required to authorize the above proposed action have been filed with the Secretary of the Corporation.

By: /s/ Peter Schriber
Name: Peter Schriber
Common Stock Stockholder
Dated: June 17, 2011
Number of Shares Voted: 81,250

CERTIFICATE OF VOTING CONTROL

I, Peter Schriber, the above executing Stockholder, do hereby represent, warrant and certify to the Corporation, that I have the sole and full right, power and authority, to exercise sole voting, investment and control over the shares of Common Stock of the Corporation so voted by me, acting alone, in the foregoing Written Consent.

By: /s/ Peter Schriber
Name: Peter Schriber
Common Stock Stockholder
Dated: June 17, 2011
Number of Shares Voted: 81,250

This Written Consent may be revoked by the undersigned at any time prior to the time upon which written consents of the number of shares required to authorize the above proposed action have been filed with the Secretary of the Corporation.

By: /s/ Doug Sereda
Name: Doug Sereda
Common Stock Stockholder
Dated: June 17, 2011
Number of Shares Voted: 81,250

CERTIFICATE OF VOTING CONTROL

I, Doug Sereda , the above executing Stockholder, do hereby represent, warrant and certify to the Corporation, that I have the sole and full right, power and authority, to exercise sole voting, investment and control over the shares of Common Stock of the Corporation so voted by me, acting alone, in the foregoing Written Consent.

By: /s/ Doug Sereda
Name: Doug Sereda
Common Stock Stockholder
Dated: June 17, 2011
Number of Shares Voted: 81,250

This Written Consent may be revoked by the undersigned at any time prior to the time upon which written consents of the number of shares required to authorize the above proposed action have been filed with the Secretary of the Corporation.

By: /s/ Elena Shenkar
Name: Elena Shenkar
Common Stock Stockholder
Dated: June 17, 2011
Number of Shares Voted: 32,500

CERTIFICATE OF VOTING CONTROL

I, Elena Shenkar, the above executing Stockholder, do hereby represent, warrant and certify to the Corporation, that I have the sole and full right, power and authority, to exercise sole voting, investment and control over the shares of Common Stock of the Corporation so voted by me, acting alone, in the foregoing Written Consent.

By: /s/ Elena Shenkar
Name: Elena Shenkar
Common Stock Stockholder
Dated: June 17, 2011
Number of Shares Voted: 32,500

This Written Consent may be revoked by the undersigned at any time prior to the time upon which written consents of the number of shares required to authorize the above proposed action have been filed with the Secretary of the Corporation.

By: /s/ Eugene Shenkar
Name: Eugene Shenkar
Common Stock Stockholder
Dated: June 17, 2011
Number of Shares Voted: 239,200

CERTIFICATE OF VOTING CONTROL

I, Eugene Shenkar, the above executing Stockholder, do hereby represent, warrant and certify to the Corporation, that I have the sole and full right, power and authority, to exercise sole voting, investment and control over the shares of Common Stock of the Corporation so voted by me, acting alone, in the foregoing Written Consent.

By: /s/ Eugene Shenkar
Name: Eugene Shenkar
Common Stock Stockholder
Dated: June 17, 2011
Number of Shares Voted: 239,200

This Written Consent may be revoked by the undersigned at any time prior to the time upon which written consents of the number of shares required to authorize the above proposed action have been filed with the Secretary of the Corporation.

By: /s/ Satpal Sidhu
Name: Satpal Sidhu
Common Stock Stockholder
Dated: June 17, 2011
Number of Shares Voted: 81,250

CERTIFICATE OF VOTING CONTROL

I , Satpal Sidhu, the above executing Stockholder, do hereby represent, warrant and certify to the Corporation, that I have the sole and full right, power and authority, to exercise sole voting, investment and control over the shares of Common Stock of the Corporation so voted by me, acting alone, in the foregoing Written Consent.

By: /s/ Satpal Sidhu
Name: Satpal Sidhu
Common Stock Stockholder
Dated: June 17, 2011
Number of Shares Voted: 81,250

This Written Consent may be revoked by the undersigned at any time prior to the time upon which written consents of the number of shares required to authorize the above proposed action have been filed with the Secretary of the Corporation.

By: /s/ Peter Srulovicz
Name: Peter Srulovicz
Common Stock Stockholder
Dated: June 17, 2011
Number of Shares Voted: 65,000

CERTIFICATE OF VOTING CONTROL

I, Peter Srulovicz, the above executing Stockholder, do hereby represent, warrant and certify to the Corporation, that I have the sole and full right, power and authority, to exercise sole voting, investment and control over the shares of Common Stock of the Corporation so voted by me, acting alone, in the foregoing Written Consent.

By: /s/ Peter Srulovicz
Name: Peter Srulovicz
Common Stock Stockholder
Dated: June 17, 2011
Number of Shares Voted: 65,000

This Written Consent may be revoked by the undersigned at any time prior to the time upon which written consents of the number of shares required to authorize the above proposed action have been filed with the Secretary of the Corporation.

By: /s/ Tribe Communications Inc.
Name: Tribe Communications Inc.
Common Stock Stockholder
Dated: June 17, 2011
Number of Shares Voted: 100,000

CERTIFICATE OF VOTING CONTROL

I, Tribe Communications Inc., the above executing Stockholder, do hereby represent, warrant and certify to the Corporation, that I have the sole and full right, power and authority, to exercise sole voting, investment and control over the shares of Common Stock of the Corporation so voted by me, acting alone, in the foregoing Written Consent.

By: /s/ Tribe Communications Inc.
Name: Tribe Communications Inc.
Common Stock Stockholder
Dated: June 17, 2011
Number of Shares Voted: 100,000

This Written Consent may be revoked by the undersigned at any time prior to the time upon which written consents of the number of shares required to authorize the above proposed action have been filed with the Secretary of the Corporation.

By: /s/ Alex Trossman
Name: Alex Trossman
Common Stock Stockholder
Dated: June 17, 2011
Number of Shares Voted: 62,500

CERTIFICATE OF VOTING CONTROL

I, Alex Trossman, the above executing Stockholder, do hereby represent, warrant and certify to the Corporation, that I have the sole and full right, power and authority, to exercise sole voting, investment and control over the shares of Common Stock of the Corporation so voted by me, acting alone, in the foregoing Written Consent.

By: /s/ Alex Trossman
Name: Alex Trossman
Common Stock Stockholder
Dated: June 17, 2011
Number of Shares Voted: 62,500

This Written Consent may be revoked by the undersigned at any time prior to the time upon which written consents of the number of shares required to authorize the above proposed action have been filed with the Secretary of the Corporation.

By: /s/ Leon Zigelman
Name: Leon Zigelman
Common Stock Stockholder
Dated: June 17, 2011
Number of Shares Voted: 165,000

CERTIFICATE OF VOTING CONTROL

I, Leon Zigelman, the above executing Stockholder, do hereby represent, warrant and certify to the Corporation, that I have the sole and full right, power and authority, to exercise sole voting, investment and control over the shares of Common Stock of the Corporation so voted by me, acting alone, in the foregoing Written Consent.

By: /s/ Leon Zigelman
Name: Leon Zigelman
Common Stock Stockholder
Dated: June 17, 2011
Number of Shares Voted: 165,000

EXHIBIT B

CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
FOR PROFIT NEVADA CORPORATIONS

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1.	Name of the Corporation: EPOD Solar Inc..

The Articles of Incorporation are amended as follows:

2.	Article 1 is amended it its entirety to read: The name of the Corporation is: Hybrid Coating Technologies Inc.

3.

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 50.27%.

4.	Signatures:

EPOD SOLAR INC.

By: /s/
Joseph Kristul
President and CEO
July 27, 2011

EXHIBIT C

EPOD SOLAR INC.

2011 STOCK INCENTIVE PLAN

Established June 15, 2011

ARTICLE 1.
THE PLAN

1.1 Title

This plan is entitled the “2011 Stock Incentive Plan” (the “Plan”) of EPOD Solar Inc., a Nevada corporation (the “Company”).

1.2 Purpose

The purpose of the Plan is to enhance the long-term stockholder value of the Company by offering opportunities to directors, officers, employees and eligible consultants of the Company and any Related Company, as defined below, to acquire and maintain stock ownership in the Company in order to give these persons the opportunity to participate in the Company's growth and success, and to encourage them to remain in the service of the Company or a Related Company.

ARTICLE 2.
DEFINITIONS

2.1 Definitions

The following terms will have the following meanings in the Plan:

“Award” means any Option granted under this Plan.

“Board” means the Board of Directors of the Company.

“Cause,” unless otherwise defined in the instrument evidencing the award or in an employment or services agreement between the Company or a Related Company and a Participant, means a material breach of the employment or services agreement, dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conviction or confession of a crime punishable by law (except minor violations), in each case as determined by the Plan Administrator, and its determination shall be conclusive and binding.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Common Stock” means the shares of common stock, par value $0.00001 per share, of the Company.

“Consultant” means any consultant, agent, advisor or independent contractor who provides services to the Company or a Related Company, but does not include an officer or director of the Company.

“Consultant Participant” means a Participant who is defined as a Consultant Participant in Article 5.

“Corporate Transaction,” unless otherwise defined in the instrument evidencing the Award or in a written employment or services agreement between the Company or a Related Company and a Participant, means consummation of either:

(a)	a merger or consolidation of the Company with or into any other corporation, entity or person or

(b)

a sale, lease, exchange or other transfer in one transaction or a series of related transactions of all or substantially all the Company's outstanding securities or all or substantially all the Company's assets; provided, however, that a Corporate Transaction shall not include a Related Party Transaction.

“Disability,” unless otherwise defined by the Plan Administrator, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of twelve (12) months or more and that causes the Participant to be unable, in the opinion of the Company, to perform his or her duties for the Company or a Related Company and to be engaged in any substantial gainful activity.

“Employment Termination Date” means, with respect to a Participant, the first day upon which the Participant no longer has an employment or service relationship with the Company or any Related Company.

“Exchange Act” means the United States Securities Exchange Ac t of 1934, as amended.

“Fair Market Value” means the per share value of the Common Stock determined as follows: (a) if the Common Stock is listed on an established stock exchange or exchanges or the NASDAQ National Market, the average closing price per share during the twenty trading days immediately preceding such date on the principal exchange on which it is traded or as reported by NASDAQ; (b) if the Common Stock is not then listed on an exchange or the NASDAQ National Market, but is quoted on the NASDAQ Capital Market, the OTC Bulletin Board service or the Pink Sheets electronic quotation service, the average of the closing bid and ask prices per share for the Common Stock as quoted by NASD, the OTC Bulletin Board or the Pink Sheets, as the case may be, during the twenty trading days immediately preceding such date; or (c) if there is no such reported market for the Common Stock for the date in question, then an amount determined in good faith by the Plan Administrator.

“Grant Date” means the date on which the Plan Administrator completes the corporate action relating to the grant of an Award or such later date specified by the Plan Administrator, and on which all conditions precedent to the grant have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

“Incentive Stock Option” means an Option granted with the intention, as reflected in the instrument evidencing the Option, that it qualify as an “incentive stock option” as that term is defined in Section 422 of the Code.

“Non-Qualified Stock Option” means an Option other than an Incentive Stock Option.

“Option” means the right to purchase Common Stock granted under Article 7.

“Option Expiration Date” has the meaning set forth in Article 7.6.

“Option Term” has the meaning set forth in Article 7.3.

“Participant” means the person to whom an Award is granted as defined in Article 5.

“Plan Administrator” has the meaning set forth in Article 3.1.

“Related Company” means any entity that, directly or indirectly, is in control of or is controlled by the Company.

“Related Party Transaction” means: (a) a merger or consolidation of the Company in which the holders of shares of Common Stock immediately prior to the merger hold at least a majority of the shares of Common Stock in the Successor Corporation immediately after the merger; (b) a sale, lease, exchange or other transaction in one transaction or a series of related transactions of all or substantially all the Company's assets to a wholly-owned subsidiary corporation; (c) a mere reincorporation of the Company; or (d) a transaction undertaken for the sole purpose of creating a holding company that will be owned in substantially the same proportion by the persons who held the Company's securities immediately before such transaction.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Successor Corporation” has the meaning set forth in Article 11.3(a) .

“Vesting Commencement Date” means the Grant Date or such other date selected by the Plan Administrator as the date from which the Option begins to vest for purposes of Article 7.4.

ARTICLE 3.
ADMINISTRATION

3.1 Plan Administrator

The Plan shall be administered by the Board or a committee appointed by, and consisting of two or more members of, the Board (the “Plan Administrator”). If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the members of any committee acting as Plan Administrator, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) ”outside directors” as contemplated by Section 162(m) of the Code and (b) ”non-employee directors” as contemplated by Rule 16b-3 under the Exchange Act. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time. At any time when no committee has been appointed to administer the Plan, then the Board will be the Plan Administrator.

3.2 Administration and Interpretation by Plan Administrator

Except for the terms and conditions explicitly set forth in the Plan, the Plan Administrator shall have exclusive authority, in its discretion, to determine all matters relating to Awards under the Plan, including the selection of individuals to be granted Awards, the type of Awards, the number of shares of Common Stock subject to an Award, all terms, conditions, restrictions and limitations, if any, of an Award and the terms of any instrument that evidences the Award. The Plan Administrator shall also have exclusive authority to interpret the Plan and the terms of any instrument evidencing the Award and may from time to time adopt and change rules and regulations of general application for the Plan's administration. The Plan Administrator's interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, shall be conclusive and binding on all parties involved or affected. The Plan Administrator may delegate administrative duties to such of the Company's officers as it so determines.

ARTICLE 4.
STOCK SUBJECT TO THE PLAN

4.1 Authorized Number of Shares

Subject to adjustment from time to time as provided in this Article 4.1 and in Article 11.1, the maximum aggregate number of shares of Common Stock available for issuance under the Plan shall be Seven Hundred Thousand (700,000) shares.

4.2 Reuse of Shares

Any shares of Common Stock that have been made subject to an Award that cease to be subject to the Award (other than by reason of exercise or settlement of the Award to the extent it is exercised for or settled in shares) shall again be available for issuance in connection with future grants of Awards under the Plan. In the event that shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision or right of repurchase, such shares shall again be available for the purposes of the Plan; provided, however, that the maximum number of shares that may be issued upon the exercise of Incentive Stock Options shall equal the share number stated in Article 4.1, subject to adjustment from time to time as provided in Article 11.1; and provided, further, that for purposes of Article 4.2, any such shares shall be counted in accordance with the requirements of Section 162(m) of the Code.

ARTICLE 5.
ELIGIBILITY

5.1 Plan Eligibility

An Award may be granted to any officer, director or employee of the Company or a Related Company that the Plan Administrator from time to time selects (a “Participant”). An Award may also be granted to any consultant, agent, advisor or independent contractor who provides services to the Company or any Related Company (a “Consultant Participant”), so long as such Consultant Participant: (a) is a natural person; (b) renders bona fide services that are not in connection with the offer and sale of the Company's securities in a capital-raising transaction; and (c) does not directly or indirectly promote or maintain a market for the Company's securities.

ARTICLE 6.
AWARDS

6.1 Form and Grant of Awards

The Plan Administrator shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan. Awards may be granted singly or in combination.

6.2 Settlement of Awards

The Company may settle Awards through the delivery of shares of Common Stock, the granting of replacement Awards or any combination thereof as the Plan Administrator shall determine. Any Award settlement, including payment deferrals, may be subject to such conditions, restrictions and contingencies as the Plan Administrator shall determine. The Plan Administrator may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred stock equivalents.

ARTICLE 7.
AWARDS OF OPTIONS

7.1 Grant of Options

The Plan Administrator shall have the authority, in its sole discretion, to grant Options to Participants as Incentive Stock Options or as Non-Qualified Stock Options, which shall be appropriately designated.

7.2 Option Exercise Price

The exercise price for shares purchased under an Option shall be as determined by the Plan Administrator, provided that:

(a)

the exercise price for Options granted to Participants other than Consultant Participants shall not be less than the minimum exercise price required by Article 8.3 with respect to Incentive Stock Options and shall not be less than 75% of the Fair Market Value of the Common Stock on the Grant Date with respect to Non-Qualified Stock Options;

(b)	the exercise price for Options granted to Consultant Participants shall not be less than 75% of the Fair Market Value of the Common Stock on the Grant Date.

7.3 Term of Options

Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Option (the “Option Term”) shall be as established for that Option by the Plan Administrator or, if not so established, shall be ten years from the Grant Date.

7.4 Exercise of Options

The Plan Administrator shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable, any of which provisions may be waived or modified by the Plan Administrator at any time.

The Plan Administrator, in its sole discretion, may adjust the vesting schedule of an Option held by a Participant who works less than “full-time” as that term is defined by the Plan Administrator or who takes a Company-approved leave of absence.

To the extent an Option has vested and become exercisable, the Option may be exercised in whole or from time to time in part by delivery to the Company of a written stock option exercise agreement or notice, in a form and in accordance with procedures established by the Plan Administrator, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement, if any, and such representations and agreements as may be required by the Plan Administrator, accompanied by payment in full as described in Article 7.5. An Option may be exercised only for whole shares and may not be exercised for less than a reasonable number of shares at any one time, as determined by the Plan Administrator.

7.5 Payment of Exercise Price

The exercise price for shares purchased under an Option shall be paid in full to the Company by the delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid before the Company will issue the shares being purchased and must be delivered in the form of a check or bank draft or other method of payment or some combination thereof as may be acceptable to the Plan Administrator for that purchase.

7.6 Post-Termination Exercises

The Plan Administrator shall establish and set forth, in each instrument that evidences an Option, whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, if the Participant ceases to be employed by, or to provide services to, the Company or a Related Company, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option shall be exercisable according to the following terms and conditions, which may be waived or modified by the Plan Administrator at any time:

(a)	Except as otherwise set forth in this Article 7.6, any portion of an Option that is not vested and exercisable on the Employment Termination Date shall expire on such date.

(b)	Any portion of an Option that is vested and exercisable on the Employment Termination Date shall expire on the earliest to occur of:

(i)

if the Participant's Employment Termination Date occurs by reason of retirement, resignation or for any other reasons other than for Cause, Disability or death, the day which is thirty (30) days after such Employment Termination Date;

	(ii)	if the Participant's Employment Termination Date occurs by reason of Disability or death, the day which is six (6) months after such Employment Termination Date; and

	(iii)	the last day of the Option Term (the “Option Expiration Date”).

Notwithstanding the foregoing, if the Participant dies after his or her Employment Termination Date, but while an Option is otherwise exercisable, the portion of the Option that is vested and exercisable on such Employment Termination Date shall expire upon the earlier to occur of: (A) the Option Expiration Date, and (B) the day which is six (6) months after the date of death, unless the Plan Administrator determines otherwise.

Also notwithstanding the foregoing, in case of termination of the Participant's employment or service relationship for Cause, all Options granted to that Participant shall automatically expire upon first notification to the Participant of such termination, unless the Plan Administrator determines otherwise. If a Participant's employment or service relationship with the Company is suspended pending an investigation of whether the Participant shall be terminated for Cause, all the Participant's rights under any Option shall likewise be suspended during the period of investigation. If any facts that would constitute termination for Cause are discovered after the Participant's relationship with the Company or a Related Company has ended, any Option then held by the Participant may be immediately terminated by the Plan Administrator, in its sole discretion.

(c)

Unless the Plan Administrator determines otherwise, a termination of the Participant’s status as an employee, officer, director or Consultant of the Company or any Related Company (the “Original Position”), other than a termination for Cause, death or Disability, the Participant shall not be deemed to have ceased to be employed by or to have ceased providing services to the Company or any Related Company, provided that the Participant acts as an employee, officer, director or Consultant of the Company or a Related Company eligible to receive an Award under the provisions of Article 5, in another capacity, immediately upon the termination of the Original Position.

(d)	The effect of a Company-approved leave of absence on the application of this Article 7 shall be determined by the Plan Administrator, in its sole discretion.

(e)

If a Participant's employment or service relationship with the Company or a Related Company terminates by reason of Disability or death, the Option shall become fully vested and exercisable for all the shares subject to the Option. Such Option shall remain exercisable for the time period set forth in this Article 7.6.

ARTICLE 8.
INCENTIVE STOCK OPTION LIMITATIONS

Notwithstanding any other provisions of the Plan, and to the extent required by Section 422 of the Code, Incentive Stock Options shall be subject to the following additional terms and conditions:

8.1 Dollar Limitation

To the extent the aggregate Fair Market Value (determined as of the Grant Date) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company) exceeds $100,000, such portion in excess of $100,000 shall be treated as a Non-Qualified Stock Option. In the event the Participant holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

8.2 Eligible Employees

Individuals who are not employees of the Company or one of its parent corporations or subsidiary corporations may not be granted Incentive Stock Options.

8.3 Exercise Price

The exercise price of an Incentive Stock Option shall be at least 100% of the Fair Market Value of the Common Stock on the Grant Date, and in the case of an Incentive Stock Option granted to a Participant who owns more than 10% of the total combined voting power of all classes of the stock of the Company or of its parent or subsidiary corporations (a “Ten Percent Stockholder”), shall not be less than 110% of the Fair Market Value of the Common Stock on the Grant Date. The determination of more than 10% ownership shall be made in accordance with Section 422 of the Code.

8.4 Exercisability

An Option designated as an Incentive Stock Option shall cease to qualify for favorable tax treatment as an Incentive Stock Option to the extent it is exercised (if permitted by the terms of the Option) (a) more than three months after the Employment Termination Date if termination was for reasons other than death or disability, (b) more than one year after the Employment Termination Date if termination was by reason of disability, or (c) after the Participant has been on leave of absence for more than 90 days, unless the Participant's reemployment rights are guaranteed by statute or contract.

8.5 Taxation of Incentive Stock Options

In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Participant must hold the shares acquired upon the exercise of an Incentive Stock Option for two years after the Grant Date and one year after the date of exercise. A Participant may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Participant shall give the Company prompt notice of any disposition of shares acquired on the exercise of an Incentive Stock Option prior to the expiration of such holding periods.

8.6 Code Definitions

For the purposes of this Article 8, “parent corporation”, “subsidiary corporation” and “disability” shall have the meanings attributed to those terms for purposes of Section 422 of the Code.

ARTICLE 9.
WITHHOLDING

9.1 General

The Company may require the Participant to pay to the Company the amount of any taxes that the Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Award. The Company shall not be required to issue any shares Common Stock under the Plan until such obligations are satisfied.

9.2 Payment of Withholding Obligations in Cash or Shares

The Plan Administrator may permit or require a Participant to satisfy all or part of his or her tax withholding obligations by: (a) paying cash to the Company, (b) having the Company withhold from any cash amounts otherwise due or to become due from the Company to the Participant, (c) having the Company withhold a portion of any shares of Common Stock that would otherwise be issued to the Participant having a value equal to the tax withholding obligations (up to the employer's minimum required tax withholding rate), or (d) surrendering any shares of Common Stock that the Participant previously acquired having a value equal to the tax withholding obligations (up to the employer's minimum required tax withholding rate to the extent the Participant has held the surrendered shares for less than six months).

ARTICLE 10.
ASSIGNABILITY

10.1 Assignment

Neither an Award nor any interest therein may be assigned, pledged or transferred by the Participant or made subject to attachment or similar proceedings other than by will or by the applicable laws of descent and distribution, and, during the Participant's lifetime, such Awards may be exercised only by the Participant. Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit a Participant to assign or transfer an Award or may permit a Participant to designate a beneficiary who may exercise the Award or receive payment under the Award after the Participant's death; provided, however, that any Award so assigned or transferred shall be subject to all the terms and conditions of the Plan and those contained in the instrument evidencing the Award.

ARTICLE 11.
ADJUSTMENTS

11.1 Adjustment of Shares

In the event, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company's corporate or capital structure, including, without limitation, a Related Party Transaction, results in: (a) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or of any other corporation, or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Common Stock of the Company, then the Plan Administrator shall make proportional adjustments in: (i) the maximum number and kind of securities subject to the Plan and issuable as Incentive Stock Options as set forth in Article 4 and the maximum number and kind of securities that may be made subject to Awards to any individual as set forth in Article 4, and (ii) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Plan Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding. Notwithstanding the foregoing, a dissolution or liquidation of the Company or a Corporate Transaction shall not be governed by this Article 11.1 but shall be governed by Articles 11.2 and 11.3, respectively.

11.2 Dissolution or Liquidation

To the extent not previously exercised or settled, and unless otherwise determined by the Plan Administrator in its sole discretion, Options denominated in units shall terminate immediately prior to the dissolution or liquidation of the Company. To the extent a forfeiture provision or repurchase right applicable to an Award has not been waived by the Plan Administrator, the Award shall be forfeited immediately prior to the consummation of the dissolution or liquidation.

11.3 Corporate Transaction

Options

(a)

In the event of a Corporate Transaction, except as otherwise provided in the instrument evidencing an Option (or in a written employment or services agreement between a Participant and the Company or Related Company) and except as provided in subsection (b) below, each outstanding Option shall be assumed or an equivalent option or right substituted by the surviving corporation, the successor corporation or its parent corporation, as applicable (the “Successor Corporation”).

(b)

If, in connection with a Corporate Transaction, the Successor Corporation refuses to assume or substitute for an Option, then each such outstanding Option shall become fully vested and exercisable with respect to 100% of the unvested portion of the Option. In such case, the Plan Administrator shall notify the Participant in writing or electronically that the unvested portion of the Option specified above shall be fully vested and exercisable for a specified time period. At the expiration of the time period, the Option shall terminate, provided that the Corporate Transaction has occurred.

(c)

For the purposes of this Article 11.3, the Option shall be considered assumed or substituted for if following the Corporate Transaction the option or right confers the right to purchase or receive, for each share of Common Stock subject to the Option immediately prior to the Corporate Transaction, the consideration (whether stock, cash, or other securities or property) received in the Corporate Transaction by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Corporate Transaction is not solely common stock of the Successor Corporation, the Plan Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of the Option, for each share of Common Stock subject thereto, to be solely common stock of the Successor Corporation substantially equal in fair market value to the per share consideration received by holders of Common Stock in the Corporate Transaction. The determination of such substantial equality of value of consideration shall be made by the Plan Administrator and its determination shall be conclusive and binding.

(d)	All Options shall terminate and cease to remain outstanding immediately following the Corporate Transaction, except to the extent assumed by the Successor Corporation.

11.4 Further Adjustment of Awards

Subject to Articles 11.2 and 11.3, the Plan Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or change of control of the Company, as defined by the Plan Administrator, to take such further action as it determines to benecessary or advisable, and fair and equitable to the Participants, with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Plan Administrator may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Plan Administrator may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or change of control that is the reason for such action.

11.5 Limitations

The grant of Awards shall in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

11.6 Fractional Shares

In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares resulting from such adjustment.

ARTICLE 12.
AMENDMENT AND TERMINATION

12.1 Amendment or Termination of Plan

The Board may suspend, amend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that to the extent required for compliance with Section 422 of the Code or any applicable law or regulation, stockholder approval shall be required for any amendment that would: (a) increase the total number of shares available for issuance under the Plan, (b) modify the class of employees eligible to receive Options, or (c) otherwise require stockholder approval under any applicable law or regulation. Any amendment made to the Plan that would constitute a “modification” to Incentive Stock Options outstanding on the date of such amendment shall not, without the consent of the Participant, be applicable to such outstanding Incentive Stock Options but shall have prospective effect only.

12.2 Term of Plan

Unless sooner terminated as provided herein, the Plan shall terminate ten years after the earlier of the Plan's adoption by the Board and approval by the stockholders.

12.3 Consent of Participant

The suspension, amendment or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant's consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a “modification” that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. Notwithstanding the foregoing, any adjustments made pursuant to Article 11 shall not be subject to these restrictions.

ARTICLE 13.
GENERAL

13.1 Evidence of Awards

Awards granted under the Plan shall be evidenced by a written instrument that shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and that are not inconsistent with the Plan.

13.2 No Individual Rights

Nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant's employment or other relationship at any time, with or without Cause.

13.3 Issuance of Shares

Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company's counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under state securities laws, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.

To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

13.4 No Rights as a Stockholder

No Option denominated in units shall entitle the Participant to any cash dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.

13.5 Compliance With Laws and Regulations

Notwithstanding anything in the Plan to the contrary, the Plan Administrator, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants. Additionally, in interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock

Option pursuant to the Plan shall, to the extent permitted by law, be construed as an “incentive stock option” within the meaning of Section 422 of the Code.

13.6 Participants in Other Countries

The Plan Administrator shall have the authority to adopt such modifications, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of other countries in which the Company or any Related Company may operate to assure the viability of the benefits from Awards granted to Participants employed in such countries and to meet the objectives of the Plan.

13.7 No Trust or Fund

The Plan is intended to constitute an “unfunded” plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

13.8 Severability

If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Plan Administrator's determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

13.9 Choice of Law

The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Nevada without giving effect to principles of conflicts of law.

ARTICLE 14.
EFFECTIVE DATE

14.1 Effective Date of Plan

The effective date is the date on which the Plan is adopted by the Board. If the stockholders of the Company do not approve the Plan within twelve (12) months after the Board's adoption of the Plan, any Incentive Stock Options granted under the Plan will be treated as Non-Qualified Stock Options.